UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 12, 2026

Collective Acquisition Corp. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43255	98-1924367
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Brickell Avenue

Ste 715 PMB 5110

Miami, Florida 33131

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (561) 489-2062

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	CAIIU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	CAII	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	CAIIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 8.01 below is incorporated into this Item 3.02 by reference.

Item 8.01. Other Events.

As previously disclosed on a Current Report on Form 8-K dated May 4, 2026 (the “IPO Closing 8-K”), Collective Acquisition Corp. II (the “Company”) consummated its initial public offering (the “IPO”) of 22,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-half of one redeemable warrant, with each whole warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share (each, a “Warrant”). The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $220,000,000. The Company granted Clear Street LLC, as representative of the several underwriters (collectively, the “Underwriters”), a 45-day option to purchase up to 3,300,000 additional Units to cover over-allotments, if any (the “Over-Allotment Option”).

As previously disclosed in the IPO Closing 8-K, simultaneously with the closing of the IPO, the Company consummated the private placement (the “IPO Private Placement”) with Collective Acquisition Sponsor II LLC (the “Sponsor”) of 5,837,500 warrants (the “Private Placement Warrants”), at a price of $0.80 per Private Placement Warrant, generating gross proceeds of $4,670,000. The Private Placement Warrants were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), as the transaction did not involve a public offering.

As previously disclosed in the IPO Closing 8-K, the Company also issued in a private placement to the Underwriters 165,000 Class A Ordinary Shares upon the consummation of the IPO (the “Representative Shares”). The Representative Shares are identical to the Class A Ordinary Shares included in the Units, except that these securities may not be sold, transferred, assigned, pledged or hypothecated, or be the subject of any hedging, short sale, derivative, put or call transaction that would result in the economic disposition of the securities by any person, for a period of 180 days from the date of the IPO except as permitted under FINRA Rule 5110(e)(2). The Underwriters have agreed not to transfer, assign or sell any Representative Shares without the Company’s prior written consent until the completion of the Company’s initial business combination. In addition, the Underwriters have agreed (i) to waive their conversion rights (or right to participate in any tender offer) with respect to the Representative Shares in connection with the completion of the initial business combination, (ii) to waive their redemption rights with respect to the Representative Shares in connection with a shareholder vote to approve an amendment to the Company’s amended and restated memorandum and articles of association (A) to modify the substance or timing of the Company’s obligation to redeem 100% of the public shares if the Company does not complete its initial business combination within 18 months from the closing of the IPO or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity, and (iii) to waive their rights to liquidating distributions from the Company’s trust account with respect to the Representative Shares if the Company fails to complete its initial business combination within 18 months from the closing of the IPO. The issuance of the Representative Shares was made in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act, as the transaction did not involve a public offering.

Subsequently, on June 11, 2026, the Underwriters exercised the Over-Allotment Option in full, and the closing of the issuance and sale of the additional Units (the “Over-Allotment Option Units”) occurred on June 12, 2026. The aggregate issuance by the Company of 3,300,000 Over-Allotment Option Units at a price of $10.00 per Unit resulted in additional gross proceeds of $33,000,000. On June 12, 2026, simultaneously with the sale of the Over-Allotment Option Units, the Company consummated the private sale of an additional 412,500 Private Placement Warrants to the Sponsor (the “Over-Allotment Private Placement Warrants”), generating gross proceeds of $330,000 (the “Over-Allotment Private Placement,” together with the IPO Private Placement, the “Private Placements”). The Over-Allotment Private Placement Warrants were issued pursuant to Section 4(a)(2) of the Securities Act, as the transaction did not involve a public offering. Simultaneously with the sale of the Over-Allotment Option Units and the Over-Allotment Private Placement Warrants, the Company issued an additional 24,750 Representative Shares to the Underwriters on the same terms and conditions as the Representative Shares issued in connection with the IPO. Including the Over-Allotment Option Units, the Company has now sold a total of 25,300,000 Units, generating total gross proceeds of $253,000,000, and a total of 6,250,000 Private Placement Warrants, generating total gross proceeds of $5,000,000.

A total of $254,265,000 of the net proceeds from the sale of the Units in the IPO (including the Over-Allotment Option Units) and the Private Placements (including the Over-Allotment Private Placement Warrants) was deposited in the Company’s trust account established for the benefit of the Company’s public shareholders, with Efficiency INC. acting as trustee. An unaudited pro forma balance sheet as of June 12, 2026, reflecting receipt of the proceeds received by the Company in connection with the consummation of the IPO (including the Over-Allotment Option Units) and the Private Placements (including the Over-Allotment Private Placement Warrants), is included in this Current Report on Form 8-K as Exhibit 99.1.

Separate Trading of Class A Ordinary Shares and Warrants

On June 17, 2026, the Company issued a press release announcing that, commencing on June 22, 2026, the holders of the Units may elect to separately trade the Class A Ordinary Shares and the Warrants included in the Units. No fractional Warrants will be issued upon separation of the Units and only whole Warrants will trade. The Class A Ordinary Shares and the Warrants are expected to trade on the Nasdaq Global Market under the symbols “CAII” and “CAIIW,” respectively. Units not separated will continue to trade on the Nasdaq Global Market under the symbol “CAIIU.” Holders of Units will need to have their brokers contact Efficiency INC., the Company’s transfer agent, in order to separate the Units into Class A Ordinary Shares and Warrants.

A copy of the press release is attached as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Unaudited pro forma balance sheet of Collective Acquisition Corp. II as of June 12, 2026.
99.2	Press release dated June 17, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLLECTIVE ACQUISITION CORP. II

	By:	/s/ Daniel Hoffman
	Name:	Daniel Hoffman
	Title:	Chief Executive Officer

Dated: June 17, 2026

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